SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 12, 2000

DELPHI AUTOMOTIVE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14787	38-3430473

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan	48098

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248)-813-2000

ITEM 5. OTHER EVENTS

      Delphi Automotive Systems Corporation (Delphi) today issued a press release regarding accelerated business model shift in 2001. A copy of the press release is attached as exhibit 99 (a) herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 12, 2000	DELPHI AUTOMOTIVE SYSTEMS CORPORATION
(Registrant)

By /s/ Paul R. Free
(Paul R. Free, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit No.

99 (a) Registrant’s press release dated December 12, 2000